 FIRST SECURITY MUNICIPAL BOND FUND

Institutional Shares (Ticker: FIFSx)

A Shares (Ticker: FSARx)

A Series of Capitol Series Trust (the “Trust”)

Supplement dated September 21, 2018

to the Prospectus dated August 28, 2018

Based upon a recommendation by First Security Fund Advisers, Inc. (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate the First Security Municipal Bond Fund (the “Fund”) as a series of the Trust.  The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser believes that liquidation of the Fund is in the best interests of shareholders. In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets at the close of business on October 26, 2018.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on September 21, 2018 the Fund is no longer accepting purchases.  In addition, effective September 24, 2018, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by October 25, 2018, will automatically be redeemed on October 26, 2018, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 30 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-800-813-1421 prior to October 26, 2018 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by October 25, 2018, your shares will be redeemed on October 26, 2018, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on October 26, 2018.

Please contact the Fund at 1-800-813-1421 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.